Supplement dated September 17, 2014
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia ETF Trust
Columbia Large Cap Growth ETF	3/1/2014
Effective on or about September 30, 2014, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Wilson, CFA	Senior Portfolio Manager	Co-manager	2011
Peter Deininger, CFA, CAIA	Senior Portfolio Manager	Co-manager	2011
Brian Condon, CFA	Senior Portfolio Manager and Head of Quantitative Strategies	Co-manager	September 2014
Alfred Alley III, CFA	Portfolio Manager	Co-manager	September 2014
The rest of the section remains the same.
Effective on or about September 30, 2014, the information under the caption “Principal Investment Strategies” in the “More Information about the Fund” section is hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies, primarily common stocks and securities that can be converted into common stocks. These companies have market capitalizations in the range of companies in the Russell 1000® Growth Index (the Index) at the time of purchase (between $1.4 billion and $469.9 billion as of January 31, 2014). The market capitalization range and composition of the companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund invests primarily in common stocks of domestic companies that the investment manager believes have the potential for long-term, above-average earnings growth. The Fund may invest in U.S. securities tied economically to foreign investments, such as American Depositary Receipts. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the consumer discretionary sector and the information technology and technology-related sectors.
The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio.
As one aspect of its process, in selecting investments, Columbia Management Investment Advisers, LLC (the Investment Manager) considers, among other factors:
■	overall economic and market conditions; and
■	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.
In this regard, the Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.
In addition, the Investment Manager applies a quantitative overlay to the portfolio.
The Fund’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance written notice of the change.
SUP159_10_002_(09/14)

Effective on or about September 30, 2014, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Wilson, CFA	Senior Portfolio Manager	Co-manager	2011
Peter Deininger, CFA, CAIA	Senior Portfolio Manager	Co-manager	2011
Brian Condon, CFA	Senior Portfolio Manager and Head of Quantitative Strategies	Co-manager	September 2014
Alfred Alley III, CFA	Portfolio Manager	Co-manager	September 2014
Mr. Wilson was a portfolio manager for Columbia Management Advisors, LLC from 2005 until May 2010 when he joined the Investment Manager in connection with its acquisition of Columbia Management Advisors, LLC. Mr. Wilson began his investment career in 1985 and earned a B.A. from Trinity College and an M.B.A. from Duke University.
Mr. Deininger was a portfolio manager for Columbia Management Advisors, LLC from 2002 until May 2010 when he joined the Investment Manager in connection with its acquisition of Columbia Management Advisors, LLC. Mr. Deininger began his investment career in 1994 and earned a B.A. from Dartmouth College and an M.B.A. from the University of Chicago.
Mr. Condon joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he was a portfolio manager since 1999. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.
Mr. Alley joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2005. Mr. Alley began his investment career in 2000 and earned a B.S. from Northeastern University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP159_10_002_(09/14)